Fourth Quarter & Full Year 2021 Results Earnings Presentation February 15, 2022

FORWARD-LOOKING STATEMENTS These presentations contain forward-looking statements within the meaning of federal securities laws, including, among others, statements about our expectations, plans, strategies or prospects. We generally use the words “may,” “will,” “expect,” “believe,” “anticipate,” “plan,” “estimate,” “project,” “assume,” “guide,” “target,” “forecast,” “see,” “seek,” “can,” “should,” “could,” “would,” “intend” “predict,” “potential,” “strategy,” “is confident that,” “future,” “opportunity,” “work toward,” and similar expressions to identify forward-looking statements. All statements other than statements of historical or current fact are, or may be deemed to be, forward- looking statements. Such statements are based upon the current beliefs, expectations and assumptions of management and are subject to significant risks, uncertainties and changes in circumstances that could cause actual results to differ materially from the forward-looking statements. Forward-looking statements speak only as of the date they are made, and we disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers of these presentations are cautioned not to rely on these forward-looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. This cautionary statement is applicable to all forward-looking statements contained in these presentations. The risks and uncertainties that may cause actual results to differ materially from Masimo’s current expectations are more fully described in Masimo’s reports filed with the U.S. Securities and Exchange Commission (SEC), including our most recent Form 10-K and Form 10-Q. Copies of these filings, as well as subsequent filings, are available online at www.sec.gov, www.masimo.com or upon request.

NON-GAAP FINANCIAL MEASURES The non-GAAP financial measures contained herein are a supplement to the corresponding financial measures prepared in accordance with U.S. GAAP. The non-GAAP financial measures presented exclude certain items that are more fully described in the Appendix. Management believes that adjustments for these items assist investors in making comparisons of period-to-period operating results. Furthermore, management also believes that these items are not indicative of the Company’s on-going core operating performance. These non-GAAP financial measures have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP financial measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP financial measures presented by the Company may be different from the non-GAAP financial measures used by other companies. The Company has presented the following non-GAAP measures to assist investors in understanding the Company’s core net operating results on an on-going basis: (i) constant currency product revenue growth %, (ii) non-GAAP gross profit/margin %, (iii) non-GAAP SG&A expense, (iv) non-GAAP R&D expense, (v) non- GAAP litigation settlements and (awards), (vi) non-GAAP operating expense %, (vii) non-GAAP operating income/margin %, (viii) non-GAAP earnings per diluted share and (ix) adjusted free cash flow. These non-GAAP financial measures may also assist investors in making comparisons of the company’s core operating results with those of other companies. Management believes constant currency product revenue growth, non-GAAP gross profit/margin, non-GAAP operating income/margin, non-GAAP net income, non-GAAP net income per diluted share, and adjusted free cash flow are important measures in the evaluation of the Company’s performance and uses these measures to better understand and evaluate our business. For additional financial details, including GAAP to non-GAAP reconciliations, please visit the Investor Relations section of the Company’s website at www.masimo.com to access Supplementary Financial Information.

Fourth Quarter 2021 Highlights (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.  Product revenue was $327.6 million, which represents 11.0% reported growth and 11.5% growth on a constant currency basis(1)  Excluding handheld and fingertip pulse oximeters, shipments of noninvasive technology boards and instruments was 76,000  GAAP operating margin was 23.6%  Non-GAAP operating margin(1) was 25.7%  GAAP EPS was $1.18 per diluted share  Non-GAAP EPS(1) was $1.21 per diluted share  Operating cash flow was $97.6 million  Adjusted free cash flow(1) was $92.8 million  Cash and investments balance was $745.3 million Shipments Revenue Profitability EPS Cash

Fourth Quarter 2021 Results – GAAP(1) vs. Prior Year (in millions; except % and EPS) Q4 2021 Q4 2020 Reported Revenue $327.6 $295.1 11.0% Gross Margin 65.6% 63.4% 220 bps SG&A Expense 31.8% 30.6% 120 bps R&D Expense 10.2% 10.7% (50) bps Operating Expenses 42.0% 41.4% 60 bps Operating Margin 23.6% 22.0% 160 bps Tax Rate 11.0% (5.9)% 1,690 bps GAAP EPS $1.18 $1.21 (2.5)% (1) May not foot due to rounding.

Fourth Quarter 2021 Results – Non-GAAP(1) vs. Prior Year (in millions; except % and EPS) Q4 2021 Q4 2020 Reported Constant Currency Revenue $327.6 $295.1 11.0% 11.5% Gross Margin 65.9% 63.5% 240 bps SG&A Expense 30.0% 29.7% 30 bps R&D Expense 10.2% 10.7% (50) bps Operating Expenses 40.2% 40.4% (20) bps Operating Margin 25.7% 23.1% 260 bps Tax Rate 16.9% 16.4% 50 bps Non-GAAP EPS $1.21 $0.98 23.5% (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

Q4 2020 Q4 2021 11.5% Q4 2020 Q4 2021Q4 2020 Q4 2021 Fourth Quarter 2021 Results – Non-GAAP(1) $328M Non-GAAP(1) Operating Margin Non-GAAP(1) EPS $295M Constant Currency Impact(1) 25.7% 23.1% $1.21 $0.98 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Product Revenue 260 bps +23.5%

Full Year 2021 Highlights  Product revenue of $1,239.2 million, which reflects 8.3% reported growth and 7.6% growth on a constant currency basis(1)  GAAP operating margin of 22.3%  Non-GAAP operating margin(1) of 23.8%  GAAP EPS of $3.98 per diluted share  Non-GAAP EPS(1) of $3.99 per diluted share Revenue Profitability EPS (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2021 Results – GAAP(1) vs. Prior Year (in millions; except % and EPS) FY 2021 FY 2020 Reported Revenue $1,239.2 $1,143.7 8.3% Gross Margin 65.2% 65.0% 20 bps SG&A Expense 31.9% 32.3% (40) bps R&D Expense 11.1% 10.4% 70 bps Operating Expenses 43.0% 42.6% 40 bps Operating Margin 22.3% 22.4% (10) bps Tax Rate 16.3% 8.9% 740 bps GAAP EPS $3.98 $4.14 (3.9)% (1) May not foot due to rounding.

Full Year 2021 Results – Non-GAAP(1) vs. Prior Year (in millions; except % and EPS) FY 2021 FY 2020 Reported Constant Currency Revenue $1,239.2 $1,143.7 8.3% 7.6% Gross Margin 65.8% 65.1% 70 bps SG&A Expense 30.9% 31.7% (80) bps R&D Expense 11.1% 10.4% 70 bps Operating Expenses 42.0% 42.1% (10) bps Operating Margin 23.8% 23.1% 70 bps Tax Rate 22.0% 22.2% (20) bps Non-GAAP EPS $3.99 $3.60 10.8% (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding.

FY 2020 FY 2021 +7.6% FY 2020 FY 2021FY 2020 FY 2021 Full Year 2021 Results – Non-GAAP(1) $1,239M Non-GAAP(1) Operating Margin Non-GAAP(1) EPS $1,144M Constant Currency Impact(1) 23.8% 23.1% $3.99 $3.60 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Product Revenue 70 bps +10.8%

Full Year 2022 Financial Guidance  Product revenue of $1,350 million, which reflects 8.9% reported growth and 9.5% growth on a constant currency basis(1)  GAAP operating margin of 23.0%  Non-GAAP operating margin(1) of 24.8%  GAAP EPS of $4.27 per diluted share  Non-GAAP EPS(1) of $4.34 per diluted share Revenue Profitability EPS (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.

Full Year 2022 Financial Guidance – GAAP(1) vs. Prior Year (in millions; except % and EPS) FY 2022 FY 2021 Reported Revenue $1,350.0 $1,239.2 8.9% Gross Margin 66.2% 65.2% 100 bps Operating Expenses 43.2% 43.0% 20 bps Operating Margin 23.0% 22.3% 70 bps Tax Rate 19.4% 16.3% 310 bps GAAP EPS $4.27 $3.98 7.3% (1) May not foot due to rounding.

Full Year 2022 Financial Guidance – Non-GAAP(1) (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. May not foot due to rounding. vs. Prior Year (in millions; except % and EPS) FY 2022 FY 2021 Reported Constant Currency Revenue $1,350.0 $1,239.2 8.9% 9.5% Gross Margin 66.5% 65.8% 70 bps Operating Expenses 41.7% 42.0% (30) bps Operating Margin 24.8% 23.8% 100 bps Tax Rate 24.0% 22.0% 200 bps Non-GAAP EPS $4.34 $3.99 8.8%

FY 2021 FY 2022 +9.5% FY 2021 FY 2022FY 2021 FY 2022 Full Year 2022 Financial Guidance – Non-GAAP(1) $1,350M Non-GAAP(1) Operating Margin Non-GAAP(1) EPS $1,239M Constant Currency Impact(1) 24.8% 23.8% $4.34 $3.99 (1) Non-GAAP measures shown have been adjusted for certain items that are fully described in the Appendix. Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. Product Revenue 100 bps +8.8%

Masimo Adds Telehealth to Its Masimo SafetyNet ® Telemonitoring System • Enhances Telehealth capabilities with advanced communication and collaboration features • Capabilities include ability for enhanced video conferencing with share screen, launching a digital whiteboard, chatting via in-app secure messaging, and inviting additional clinicians • Telemonitoring technology for capturing critical data via wireless sensors with cloud-based access for healthcare providers • Management of chronic disease patients with fully customizable care programs • Integrates Masimo wireless sensors and third-party technologies • Hospital-at-home transition enabled more effectively via ability to replicate traditional care interactions • Continuous monitoring capabilities enables early discharge Masimo SafetyNet ® Telemonitoring System Overview

Introducing The Masimo W1: Continuous Health Monitoring Watch (1) • Leverages proprietary SET® Pulse Oximetry technology • Continuous monitoring of multiple parameters including oxygen saturation (SpO2), pulse rate and respiratory rate (RR) • Fall detection, steps and electrocardiogram (ECG) • Integrated with the Masimo SafetyNet ® Platform for telehealth • Ideal for patients needing monitoring outside the hospital • Platform with broad expansion opportunities across multiple use cases and users Masimo W1TM Overview (1) This device is not FDA 510(k) cleared.

Suite of interconnected health & consumer wellness solutions across both hospital & home Masimo: Connected In Hospital, Connected At Home Masimo in Hospital Masimo in Home & On-the-Go

Sound United: Premium Consumer Technology Leader

Business Overview

- Iconic and universally-recognized brands with entrenched relationships into consumer channels
- Long heritage of excellence in premium audio technologies
- Fully-integrated wireless software platform, including HEOS Ecosystem connecting devices and networks in the home.

Iconic Premium Brands

DENON
Bowers & Wilkins
marantz
polk
D. DEFINITIVE TECHNOLOGY
CLASSE
Boston acoustics

Blue-Chip Customer Relationships

amazon.com
COSTCO WHOLESALE
BEST BUY
dish
MediaMarkt
ProSource WHOLESALE
MAGNOLIA
JB HI-FI
CRUTCHFIELD
Snap AV
AUDIONORD

Key Stats

$1.025B	~$0.9B	~$125mm	Double-Digit	HSD	20,000
Purchase Price	CY 2021E Revenue	CY 2021E Adj. EBITDA	CY 2021E Revenue Growth	Long-Term Growth	Points of Retail & Install Distribution

Masimo

Strategic Opportunity for Masimo • Evolving large total addressable market opportunity • High-fidelity telehealth solutions Integration of healthcare technology with consumer products • Helps bring Masimo’s W1 and other clinical-grade technologies into the home and on-the-go settings • Accelerates development of connectivity and cloud-based applications • Provides access to a well-established channel for consumer and telemedicine solutions • Premium brands with strong recognition and credibility Cross-leveraging core competencies and capabilities • Highly experienced leadership team with proven track record • Deep, long-term relationships with diversified, blue-chip customers • Sustainable long-term growth fundamentals Well-positioned to deliver continued strong growth

Strategic Expansion of Masimo History Today Tomorrow Non-Invasive Patient Monitoring Hospital Automation & Connectivity Telehealth, Telemonitoring, Hospital-At-Home & Consumer Health and Wellness + +

Appendices GAAP to Non-GAAP Adjustments and Reconciliations

Description of Non-GAAP Adjustments The non-GAAP financial measures reflect adjustments for the following items, as well as the related income tax effects thereof: Constant currency adjustments Some of our sales agreements with foreign customers provide for payment in currencies other than the U.S. Dollar. These foreign currency revenues, when converted into U.S. Dollars, can vary significantly from period-to-period depending on the average and quarter-end exchange rates during a respective period. We believe that comparing these foreign currency denominated revenues by holding the exchange rates constant with the prior year period is useful to management and investors in evaluating our product revenue growth rates on a period-to-period basis. We anticipate that fluctuations in foreign exchange rates and the related constant currency adjustments for calculation of our product revenue growth rate will continue to occur in future periods. Royalty and other revenue, net of related costs We derive royalty and other revenue, net of related costs, from certain non-recurring contractual arrangements that we do not expect to continue in the future. We believe the exclusion of royalty and other revenue, net of related costs, associated with these non-recurring revenue streams is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Acquisition, integration and related costs These transactions represent gains, losses, and other related costs associated with acquisitions, integrations, investments and divestitures. These items also include but are not limited to amortization and depreciation of intangible assets, asset impairments, and in-process research and development. We believe that the exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to- period basis. Litigation related expenses, settlements and awards These transactions represent gains, losses, and other related costs associated with certain litigation matters, which can vary in their characteristics, frequency and significance to our operating results. We believe that the exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Other adjustments In the event there are gains, losses and other adjustments which impact period-to-period comparability and do not represent the underlying ongoing results of the business, the Company may choose to exclude these from non-GAAP earnings.

Description of Non-GAAP Adjustments Realized and unrealized gains or losses from foreign currency transactions These transactions represent gains, losses, and other related costs associated with foreign currency denominated transactions and investments. As the Company does not actively hedge these currency exposures, changes in the underlying currency rates relative to the U.S. Dollar may result in realized and unrealized foreign currency gains and losses between the time these receivables and payables arise and the time that they are settled in cash. Unrealized and realized gains and losses on investments may impact the Company’s reported results of operations for a period. These items are highly variable, difficult to predict and outside the control of those responsible for the underlying operations of the business. We believe that exclusion of these items is useful to management and investors in evaluating the performance of our ongoing operations on a period-to-period basis. Tax impact of non-GAAP adjustments In order to reflect the tax effected impact of the non-GAAP adjustments, the Company will adjust the non-GAAP earnings by the approximate tax impact of these adjustments. Excess tax benefits from stock-based compensation GAAP requires that excess tax benefits recognized on stock-based compensation expense be reflected in our provision for income taxes rather than paid-in capital. As these excess tax benefits may be highly variable from period-to-period, the Company may choose to exclude these tax benefits from non-GAAP earnings to facilitate comparability between periods and with peers. Adjusted Free Cash Flow Represents free cash flow (cash flow from operations less cash used for the purchase of property, plant and equipment) adjusted for the impact of cash receipts or payments relating to certain previously described non-GAAP adjustments, which may impact period over period comparability.

Constant Currency Product Revenue(1),(2) (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Consistent with guidance provided on January 11, 2022. RECONCILIATION OF GAAP PRODUCT REVENUE GROWTH TO CONSTANT CURRENCY PRODUCT REVENUE GROWTH (in thousands, except percentages) FY 2020 Q4 2021 FY 2021 295,054$ 1,143,744$ 327,578$ 1,239,153$ 1,350,000$ Constant currency F/X adjustments N/A N/A 1,341 (8,176) 7,000 Constant currency (non-GAAP) product revenue $ 295,054 $ 1,143,744 $ 328,919 $ 1,230,976 $ 1,357,000 GAAP product revenue growth 11.0% 8.3% 8.9% Constant currency (non-GAAP) product revenue growth 11.5% 7.6% 9.5% 2022 Full Year Guidance(3) GAAP product revenue Q4 2020

Non-GAAP Gross Margin %(1),(2) (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. (3) Consistent with guidance provided on January 11, 2022. (4) Calculated as a percentage of product revenue. (5) Other adjustments includes a charge in 2021 related to assisting a long-term OEM customer with their medical device correction. RECONCILIATION OF GAAP GROSS PROFIT/MARGIN TO NON-GAAP GROSS PROFIT/MARGIN: (in thousands, except percentages) Q4 2020 FY 2020 Q4 2021 FY 2021 GAAP gross profit/margin 186,926$ 743,065$ 214,896$ 808,347$ 893,500$ Non-GAAP adjustments: Royalty and other revenue, net of related costs - - - - - Acquisition, integration and related costs 447 1,807 1,008 3,813 4,000 Other adjustments(5) - - - 3,362 - Total non-GAAP gross profit/margin adjustments 447 1,807 1,008 7,175 4,000 Non-GAAP gross profit/margin 187,373$ 744,872$ 215,905$ 815,522$ 897,500$ Non-GAAP gross margin %(4) 63.5% 65.1% 65.9% 65.8% 66.5% 2022 Full Year Guidance(3)

Non-GAAP Operating Expense %(1),(2)

RECONCILIATION OF GAAP OPERATING EXPENSES TO NON-GAAP OPERATING EXPENSES:

(in thousands, except percentages)

	Q4 2020	FY 2020	Q4 2021	FY 2021	2022 Full Year Guidance[3]
GAAP selling, general and administrative operating expenses	$ 90,343	$ 369,057	$ 104,111	$ 395,291	
Non-GAAP adjustments:					
Acquisition, integration and related costs	(2,749)	(6,347)	(1,398)	(5,872)	
Litigation related expenses, settlements and awards[5]	-	-	(3,887)	(5,437)	
Other Adjustments	-	-	(530)	(530)	
Non-GAAP selling, general and administrative operating expenses	$ 87,593	$ 362,709	$ 98,295	$ 383,451	
Non-GAAP selling, general, and administrative operating expenses %[4]	29.7%	31.7%	30.0%	30.9%	
GAAP research and development operating expenses	$ 31,688	$ 118,659	$ 33,374	$ 137,234	
Non-GAAP adjustments:					
Acquisition, integration and related costs	(53)	(132)	-	-	
Non-GAAP research and development operating expenses	$ 31,635	$ 118,526	$ 33,374	$ 137,234	
Non-GAAP research and development operating expenses %[4]	10.7%	10.4%	10.2%	11.1%	
GAAP litigation settlements and (awards)	$ -	$ (474)	$ -	$ -	
Non-GAAP adjustments:					
Litigation related expenses, settlements and awards[5]	-	474	-	-	
Non-GAAP litigation settlements and (awards)	$ -	$ -	$ -	$ -	
GAAP operating expenses	$ 122,031	$ 487,242	$ 137,485	$ 532,525	$ 582,600
Non-GAAP adjustments:					
Acquisition, integration and related costs	(2,802)	(6,479)	(1,398)	(5,872)	(8,000)
Litigation related expenses, settlements and awards[5]	-	474	(3,887)	(5,437)	(12,000)
Other Adjustments	-	-	(530)	(530)	-
Total non-GAAP operating expense adjustments	(2,802)	(6,005)	(5,815)	(11,839)	(20,000)
Non-GAAP operating expenses	$ 119,228	$ 481,236	$ 131,668	$ 520,685	$ 562,600
Non-GAAP operating expenses %[4]	40.4%	42.1%	40.2%	42.0%	41.7%

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Consistent with guidance provided on January 11, 2022.
(4) Calculated as a percentage of product revenue.
(5) Litigation related expenses, settlements and awards includes legal expenses related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC).

Masimo

Non-GAAP Operating Margin %[1],[2]

RECONCILIATION OF GAAP OPERATING INCOME/MARGIN TO NON-GAAP OPERATING INCOME/MARGIN:

(in thousands, except percentages)

	Q4 2020	FY 2020	Q4 2021	FY 2021	2022 Full Year Guidance[3]
GAAP operating income/margin	$ 64,895	$ 255,823	$ 77,411	$ 275,822	$ 310,900
Non-GAAP adjustments:					
Royalty and other revenue, net of related costs	-	-	-	-	-
Acquisition, integration and related costs	3,249	8,286	2,406	9,685	12,000
Litigation related expenses, settlements and awards[5]	-	(474)	3,887	5,437	12,000
Other adjustments[6]	-	-	530	3,892	-
Total non-GAAP operating income/margin adjustments	3,249	7,812	6,824	19,014	24,000
Non-GAAP operating income/margin	$ 68,145	$ 263,636	$ 84,236	$ 294,837	$ 334,900
Non-GAAP operating income %[4]	23.1%	23.1%	25.7%	23.8%	24.8%

[1] Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
[2] Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
[3] Consistent with guidance provided on January 11, 2022.
[4] Calculated as a percentage of product revenue.
[5] Litigation related expenses, settlements and awards includes legal expenses related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC).
[6] Other adjustments includes a charge in 2021 related to assisting a long-term OEM customer with their medical device correction.

Masimo

Non-GAAP Net Income and Diluted EPS[(1),(2)]

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP NET INCOME:

(in thousands, except percentages)

	Q4 2020	FY 2020	Q4 2021	FY 2021	2022 Full Year Guidance[(3)]
GAAP net income	$ 70,649	$ 240,282	$ 68,258	$ 229,647	$ 251,100
Non-GAAP adjustments:					
Royalty and other revenue, net of related costs	-	-	-	-	-
Acquisition, integration and related costs					
Cost of goods sold	447	1,807	1,008	3,813	4,000
Operating expenses	2,802	6,479	1,398	5,872	8,000
Subtotal - Acquisition, integration and related costs	3,249	8,286	2,406	9,685	12,000
Litigation related expenses, settlements and awards[(4)]					
Operating expenses	-	(474)	3,887	5,437	12,000
Other adjustments[(5)]					
Cost of goods sold	-	-	-	3,362	-
Operating expenses	-	-	530	530	-
Subtotal - Other adjustments	-	-	530	3,892	-
Realized and unrealized gains or losses					
Foreign currency	(1,384)	(2,631)	776	1,864	-
Tax impact of non-GAAP net income adjustments	(5,214)	(6,096)	(1,359)	(3,701)	(4,000)
Excess tax benefits from stock-based compensation	(10,001)	(30,172)	(4,434)	(16,438)	(16,000)
Total non-GAAP net income adjustments	(13,350)	(31,086)	1,806	739	4,000
Non-GAAP net income	$ 57,298	$ 209,196	$ 70,065	$ 230,388	$ 255,100
Non-GAAP net income per diluted share	$ 0.98	$ 3.60	$ 1.21	$ 3.99	$ 4.34

(1) Please visit the Investor Relations section of the Company's website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information.
(2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding.
(3) Consistent with guidance provided on January 11, 2022.
(4) Litigation related expenses, settlements and awards includes legal expenses related to a complaint filed against Apple, Inc. with the U.S. International Trade Commission (ITC).
(5) Other adjustments includes a charge in 2021 related to assisting a long-term OEM customer with their medical device correction.

Masimo

Adjusted Free Cash Flow(1),(2) (1) Please visit the Investor Relations section of the Company’s website at www.masimo.com to access additional information related to our Non-GAAP adjustments and Supplementary Financial Information. (2) Reported amounts may vary from amounts previously reported due to rounding conventions; Note items may not foot due to rounding. RECONCILIATION OF FREE CASH FLOW TO ADJUSTED FREE CASH FLOW (in thousands, except percentages) Q4 2020 FY 2020 Q4 2021 FY 2021 Net cash provided by operating activities 64,418$ 210,963$ 97,603$ 264,754$ Purchases of property and equipment, net (12,532) (72,549) (4,823) (25,503) Free cash flow 51,886 138,414 92,780 239,251 - (499) - - Tax payments related to litigation awards - - - - Adjusted free cash flow $ 51,886 $ 137,915 $ 92,780 $ 239,251 Net cash provided by operating activities Litigation settlements and (awards)